                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                          AMENDMENT TO CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                AMENDMENT NO. 1



                               GT BICYCLES, INC.
           ----------------------------------------------------------
           (Exact name of the registrant as specified in its charter)


            Delaware                    0-26742                 04-3210830
- -------------------------------       ------------          -------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)


            3100 West Segerstrom Avenue, Santa Ana, California 92704
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (714) 513-7100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8- K, dated July 3, 1996 as set forth in the pages attached hereto.

                                                                                     Sequential
                                                                                     Page Number
                                                                                     -----------
ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
           ------------------------------------------------------------------

           (a)  Financial Statements of Business Acquired                                  3

           (b)  Pro Forma Financial Information                                           37

           (c)  Exhibits

           Exhibit Number
           --------------
               2.1           Agreement for the sale and purchase of the whole of the
                             issued share capital of Caratti Sport Limited, dated
                             July 3, 1996, between the Company and Mark Brinley Aldo
                             Edwards, Sarah Edwards and Philip Brinley Antonio Edwards.    *


* Incorporated by reference to the referenced exhibit number to the Company's Form 8-K filed July 3, 1996.

CARATTI SPORT LIMITED

FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 OCTOBER 1994

- --------------------------------------------------------------------------------

       INDEX                                                                                         PAGE
       Report of the directors                                                                        1-2

       Report of the auditors                                                                           3

       Accounting policies                                                                            4-5

       Profit and loss account                                                                          6

       Balance sheet                                                                                    7

       Cash flow statement                                                                              8

       Notes to the financial statements                                                             9-14

CARATTI SPORT LIMITED

REPORT OF THE DIRECTORS

- --------------------------------------------------------------------------------

The directors present their report together with financial statements for the year ended 31 October 1994.

PRINCIPAL ACTIVITIES

The company is principally engaged in the wholesale and retail of bicycles, accessories and parts.

BUSINESS REVIEW

The company has traded successfully during the year and the directors expect this to continue. The directors consider the year end position to be satisfactory.

There was a profit for the year after taxation amounting to pound sterling 332,982. The directors do not recommend payment of a dividend and the profit has therefore been retained.

DIRECTORS

The directors in office at the end of the year are listed below. Both directors served throughout the year.

The interests of the directors in the shares of the company at 1 November 1993 and at 31 October 1994 were as follows:

                                                                         ORDINARY SHARES
                                                                         1994 AND 1993
       M B A Edwards                                                        15,000
       P B A Edwards                                                        15,000

DIRECTORS' RESPONSIBILITIES FOR THE FINANCIAL STATEMENTS

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to :

   -     select suitable accounting policies and then apply them consistently;

   -     make judgements and estimates that are reasonable and prudent;

   - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records, for safeguarding the assets of the company and for taking reasonable steps for the prevention and detection of fraud and other irregularities.

CARATTI SPORT LIMITED

REPORT OF THE DIRECTORS                                           Continued

- --------------------------------------------------------------------------------

AUDITORS

Grant Thornton offer themselves for reappointment as auditors in accordance with section 385 of the Companies Act 1985.


ON BEHALF OF THE BOARD


M B A Edwards
Director

10 August 1995

                                                           Grant Thornton [LOGO]


REPORT OF THE AUDITORS TO THE MEMBERS OF

CARATTI SPORT LIMITED

We have audited the financial statements on pages 4 to 14 which have been prepared under the accounting policies set out on pages 4 and 5.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 1 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, of those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 October 1994 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


GRANT THORNTON
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS
BRISTOL

10 AUGUST 1995

CARATTI SPORT LIMITED

PRINCIPAL ACCOUNTING POLICIES

- --------------------------------------------------------------------------------

The financial statements have been prepared in accordance with applicable accounting standards and under the historical cost convention.

The principal accounting policies of the company have remained unchanged from the previous year and are set out below.

TURNOVER

Turnover is the total amount receivable by the company for goods supplied and services provided, excluding VAT and trade discounts.

DEPRECIATION

Depreciation is calculated to write down the cost less the estimated residual value of motor vehicles, fixtures, fittings and equipment by the reducing balance method. Depreciation is calculated to write down the cost less estimated residual value of computers and leasehold improvements over their expected useful lives by equal annual instalments.

The rates and periods generally applicable are:

Motor vehicles                                                      25%
Fixtures, fittings and equipment                                    25%
Computers                                                           4 years
Leasehold improvements                                              Various

STOCK

Stock is stated at the lower of cost and net realisable value.

DEFERRED TAXATION

Deferred taxation is provided for under the liability method using the tax rates estimated to arise when the timing differences reverse and is accounted for to the extent that it is probable that a liability or asset will crystallise. Unprovided deferred tax is disclosed as a contingent liability.

FOREIGN CURRENCIES

Transactions in foreign currencies are translated at the exchange rate ruling at the date of the transaction. Monetary assets and liabilities in foreign currencies are translated at the rates of exchange ruling at the balance sheet date.

CARATTI SPORT LIMITED

PRINCIPAL ACCOUNTING POLICIES
                                                                       Continued

- --------------------------------------------------------------------------------

LEASED ASSETS

Assets held under finance leases and hire purchase contracts are capitalised in the balance sheet and depreciated over their expected useful lives. The interest element of the leasing payments represents a constant proportion of the capital balance outstanding and is charged to the profit and loss account over the period of the lease.


All other leases are regarded as operating leases and the payments made under them are charged to the profit and loss account on a straight-line basis over the lease term.

CONTRIBUTIONS TO PENSION FUNDS

The pension costs charged against profits represent the amount of the contributions payable to the schemes in respect of the accounting period.

CARATTI SPORT LIMITED

PROFIT AND LOSS ACCOUNT

FOR THE YEAR ENDED 31 OCTOBER 1994

- --------------------------------------------------------------------------------

                                                                   NOTE                              1994               1993
                                                                                           POUND STERLING     POUND STERLING
Turnover                                                              1                        10,520,655         10,680,325
Cost of sales                                                                                  (7,952,751)        (8,212,943)
                                                                                              -----------        -----------

Gross profit                                                                                    2,567,904          2,467,382
Administrative expenses                                                                        (1,870,812)        (1,834,086)
                                                                                              -----------        -----------

Operating profit                                                     14                           697,092            633,296

Net interest                                                          2                          (221,000)          (269,616)
                                                                                              -----------        -----------

PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION                                                       1                           476,092            363,680

Tax on profit on ordinary
activities                                                            4                          (143,110)          (131,873)
                                                                                              -----------        -----------

PROFIT TRANSFERRED TO RESERVES                                                                    332,982            231,807
                                                                                              ===========        ===========

STATEMENT OF RETAINED PROFITS

At 1 November 1993                                                                              1,378,829          1,147,022
Transferred to reserves                                                                           332,982            231,807
                                                                                              -----------        -----------

At 31 October 1994                                                                              1,711,811          1,378,829
                                                                                              ===========        ===========


   There were no recognised gains or losses other than the profit for the financial year.


   The accompanying accounting policies and notes form an integral part of these financial statements.

CARATTI SPORT LIMITED

BALANCE SHEET AT 31 OCTOBER 1994

- --------------------------------------------------------------------------------

                                                NOTE                                      1994                  1993
                                                             POUND STERLING     POUND STERLING        POUND STERLING
FIXED ASSETS

Tangible assets                                   5                                    131,725               140,077
                                                                                                          ----------

CURRENT ASSETS

Stocks                                            6               2,605,781                                2,899,922
Debtors                                           7               3,034,342                                2,479,740
                                                                 ----------                               ----------
                                                                  5,640,123                                5,379,662

CREDITORS: AMOUNTS FALLING DUE
WITHIN ONE YEAR                                   8              (3,761,804)                              (3,838,807)
                                                                 ----------                               ----------
NET CURRENT ASSETS                                                                   1,878,319             1,540,855
                                                                                     ---------            ----------

TOTAL ASSETS LESS CURRENT LIABILITIES                                                2,010,044             1,680,932

CREDITORS: AMOUNTS FALLING DUE
AFTER MORE THAN ONE YEAR                          9                                  (268,233)             (272,103)
                                                                                     ---------            ----------

                                                                                     1,741,811             1,408,829
                                                                                     =========            ==========
CAPITAL AND RESERVES

Called up share capital                          12                                     30,000                30,000
Profit and loss account                                                              1,711,811             1,378,829
                                                                                     ---------            ----------

SHAREHOLDERS' FUNDS                              13                                  1,741,811             1,408,829
                                                                                     =========            ==========


The financial statements were approved by the Board of Directors on 10 August 1995.


M B A Edwards                                                     DIRECTOR


The accompanying accounting policies and notes form an integral part of these financial statements.

CARATTI SPORT LIMITED

CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 OCTOBER 1994

- --------------------------------------------------------------------------------

                                                                                          1994                  1993
                                               NOTE          POUND STERLING     POUND STERLING        POUND STERLING
NET CASH INFLOW FROM OPERATING
ACTIVITIES                                       14                                   513,156                  9,413
                                                                                                           ---------
RETURNS ON INVESTMENTS AND
SERVICING OF FINANCE

Interest paid                                                     (217,410)                                 (257,971)
Finance lease interest paid                                         (3,590)                                  (11,645)
                                                                  --------                                 ---------
NET CASH OUTFLOW FROM RETURNS ON
INVESTMENTS AND SERVICING OF FINANCE                                                 (221,000)              (269,616)
                                                                                     --------              ---------
                                                                                      292,156               (260,203)
TAXATION

Corporation tax paid                                                                 (144,000)              (128,250)
                                                                                     --------              ---------
                                                                                      148,156               (388,453)
                                                                                                           ---------
INVESTING ACTIVITIES

Purchase of tangible fixed assets                                  (32,546)                                  (12,124)
Sale of tangible fixed assets                                        8,924                                    50,900
                                                                  --------                                 ---------

NET CASH (OUTFLOW)/INFLOW FROM INVESTING
ACTIVITIES                                                                            (23,622)                38,776
                                                                                     --------              ---------
NET CASH INFLOW/(OUTFLOW) BEFORE FINANCING                                            124,534               (349,677)
                                                                                                           ---------
FINANCING

Movement on invoice discounting                                    (24,818)                                   36,994
Receipts from borrowing                                                 --                                   100,000
Repayment of borrowings                                            (43,718)                                   39,571
Capital element of finance lease rentals                           (51,120)                                  (92,448)
                                                                  --------                                 ---------
NET CASH (OUTFLOW)/INFLOW FROM FINANCING         15                                  (119,656)                84,117
                                                                                     --------              ---------
INCREASE/(DECREASE) in CASH AND CASH
EQUIVALENTS                                      16                                     4,878               (265,560)
                                                                                     ========              =========




The accompanying accounting policies and notes form an integral part of these financial statements.

CARATTI SPORT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 OCTOBER 1994

- --------------------------------------------------------------------------------

1.       TURNOVER AND PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

         The turnover and profit before taxation are attributable to the wholesale and retail of bicycles, accessories and parts.

         An analysis of turnover by geographical market is given below:

                                                                                                    1994              1993
                                                                                          POUND STERLING    POUND STERLING
        United Kingdom                                                                        10,004,194        10,140,356
        Other EC countries                                                                       516,461           539,969
                                                                                              ----------        ----------
                                                                                              10,520,655        10,680,325
                                                                                              ==========        ==========

        The profit on ordinary activities is stated after:

                                                                                                    1994              1993
                                                                                          POUND STERLING    POUND STERLING
        Auditors' remuneration                                                                     5,500             5,500

        Depreciation of tangible fixed assets:
        Owned                                                                                     14,737            27,708
        Held under finance leases and hire
        purchase contracts                                                                        33,115            19,983

        Other operating lease rentals                                                            100,850           100,850

        Exchange losses /(gains)                                                                  51,284          (234,070)
                                                                                              ==========        ==========

2.       NET INTEREST

                                                                                                    1994              1993
                                                                                          POUND STERLING    POUND STERLING
        On bank loans, overdrafts and other loans:

        Repayable within 5 years, otherwise
        than by instalments                                                                      201,045           242,139
        Repayable wholly or partly in more than 5 years                                           16,365            15,832
        Finance charges in respect of finance leases                                               3,590            11,645
                                                                                              ----------        ----------
                                                                                                 221,000           269,616
                                                                                              ==========        ==========

CARATTI SPORT LIMITED

NOTES TO THE FINANCIAL STATEMENTS                                  Continued

FOR THE YEAR ENDED 31 OCTOBER 1994

- --------------------------------------------------------------------------------

3.       DIRECTORS AND EMPLOYEES

         Staff costs during the year were as follows:

                                                                                             1994               1993
                                                                                   POUND STERLING     POUND STERLING
         Wages and salaries                                                               838,132            709,702
         Social security costs                                                             61,516             56,111
         Other pension costs                                                               99,471             91,407
                                                                                          -------            -------
                                                                                          999,119            857,220
                                                                                          =======            =======

         The average number of employees of the company during the year was 55 (1993: 54).

         Remuneration in respect of directors was as follows:

                                                                                             1994               1993
                                                                                   POUND STERLING     POUND STERLING
         Management remuneration                                                          305,105            183,700
                                                                                          =======            =======

         The emoluments of the directors, excluding pension contributions, were as follows:


                                                                                             1994               1993
                                                                                   POUND STERLING     POUND STERLING
         The Chairman (1994 - also highest paid director)                                 116,750             60,400
                                                                                          =======            =======

         The highest paid director                                                                            60,500
                                                                                                             =======

         The emoluments of the directors, excluding pension contributions, fell within the following ranges:

                                                                                             1994               1993
                                                                                   POUND STERLING     POUND STERLING
        pound sterling 60,001 to pound sterling  65,000                                         -                  2
        pound sterling 110,001 to pound sterling 115,000                                        1                  -
        pound sterling 115,001 to pound sterling 120,000                                        1                  -
                                                                                          =======            =======

4.       TAX ON PROFIT ON ORDINARY ACTIVITIES

         The tax charge is based on the profit for the year and represents:

                                                                                             1994               1993
                                                                                   POUND STERLING     POUND STERLING
       Corporation tax @33% (1993 33%)                                                    143,110            131,873
                                                                                          =======            =======

CARATTI SPORT LIMITED

NOTES TO THE FINANCIAL STATEMENTS                                 Continued

FOR THE YEAR ENDED 31 OCTOBER 1994

- --------------------------------------------------------------------------------

5.       TANGIBLE FIXED ASSETS


                                                       SHORT
                                                   LEASEHOLD         FIXTURES
                                                    IMPROVE-       FITTINGS &           MOTOR         COMPUTER
                                                       MENTS        EQUIPMENT        VEHICLES        EQUIPMENT             TOTAL
                                              POUND STERLING   POUND STERLING  POUND STERLING   POUND STERLING    POUND STERLING
        Cost
        At 1 November 1993                           127,835          112,305         138,948           51,844           430,932
        Additions                                          -            4,893          43,907            6,454            55,254
        Disposals                                          -                -         (33,594)               -           (33,594)
                                              ----------------------------------------------------------------------------------
        At 31 October 1994                           127,835          117,198         149,261           58,298           452,592
                                              ----------------------------------------------------------------------------------

        Depreciation
        At 1 November 1993                           127,835           78,259          41,160           43,601           290,855
        Provided in the year                               -            9,848          31,488            6,516            47,852
        Disposals                                          -                -         (17,840)               -           (17,840)
                                              ----------------------------------------------------------------------------------
        At 31 October 1994                           127,835           88,107          54,808           50,117           320,867
                                              ----------------------------------------------------------------------------------
        Net book amount at
        31 October 1994                                    -           29,091          94,453            8,181           131,725
                                              ==================================================================================
        Net book amount at
        31 October 1993                                    -           34,046          97,788            8,243           140,077
                                              ==================================================================================

        The figures stated above include assets held under finance leases and similar hire purchase contracts, as follows:


                                                                                Fixtures
                                                                              fittings &                          Motor
                                                                               equipment                       vehicles
                                                                          pound sterling                 pound sterling
        Net book amount at
        31 October 1994                                                            4,177                         76,667
                                                                               =========                      =========
        Net book amount at
        31 October 1993                                                            5,569                         82,033
                                                                               =========                      =========
        Depreciation for the year                                                  1,392                          5,366
                                                                               =========                      =========

6.       STOCKS

                                                                                    1994                           1993
                                                                          POUND STERLING                 POUND STERLING
        Goods for resale                                                       2,605,781                      2,899,922
                                                                               =========                      =========

        There were no significant differences between the replacement cost and the values disclosed for stock.

CARATTI SPORT LIMITED

NOTES TO THE FINANCIAL STATEMENTS                                  Continued

FOR THE YEAR ENDED 31 OCTOBER 1994

- --------------------------------------------------------------------------------

7.       DEBTORS

                                                                                                    1994              1993
                                                                                          POUND STERLING    POUND STERLING
         Trade debtors                                                                         1,948,111         1,692,875
         Amounts owed by related undertaking                                                     395,609           453,531
         Other debtors                                                                           663,532           316,834
         Prepayments and accrued income                                                           27,090            16,500
                                                                                               ---------         ---------
                                                                                               3,034,342         2,479,740
                                                                                               =========         =========

8.       CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                                                    1994              1993
                                                                                          POUND STERLING    POUND STERLING
         Bank overdraft                                                                          629,041           633,919
         Trade creditors                                                                       1,158,251         1,145,838
         Amounts owed to related undertaking                                                           -            14,458
         Pension fund loan                                                                             -            27,000
         Corporation tax                                                                         141,191           142,081
         Social security and other taxes                                                         346,883           434,282
         Amounts received from invoice discounting                                             1,199,956         1,224,774
         Accruals and deferred income                                                            102,662            93,602
         Directors' loans                                                                         63,506            80,224
         Other creditors                                                                         105,203             2,976
         Amounts due under finance leases                                                         15,111            39,653
                                                                                               ---------         ---------
                                                                                               3,761,804         3,838,807
                                                                                               =========         =========

         The bank overdraft is secured by a fixed and floating charge over all the assets of the company. Amounts received from the invoice discounting company are secured over trade debtors.

9.       CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                                                    1994              1993
                                                                                          POUND STERLING    POUND STERLING
               Pension fund loans                                                                254,000           254,000
               Amounts due under finance leases                                                   14,233            18,103
                                                                                               ---------         ---------
                                                                                                 268,233           272,103
                                                                                               =========         =========

         The pension fund loans are secured by a floating charge over the assets of the company. Of these, pound sterling 100,000 is repayable in between two and five years and pound sterling 154,000 is repayable after more than five years. All other amounts are due within five years.

CARATTI SPORT LIMITED

NOTES TO THE FINANCIAL STATEMENTS                                 Continued

FOR THE YEAR ENDED 31 OCTOBER 1994

- --------------------------------------------------------------------------------

10.      BORROWINGS

         Borrowings are repayable as follows:

                                                                                    1994                         1993
                                                                          POUND STERLING               POUND STERLING
        Within one year
        Bank overdrafts                                                          629,041                      633,919
        Amounts due under finance leases                                          15,111                       39,653
        Other loans                                                                    -                       27,000
        After one and within two years
        Amounts due under finance leases                                          14,233                       18,103

        After two and within five years
        Other loans                                                              100,000                      100,000
        After five years
        Other loans                                                              154,000                      154,000
                                                                               --------------------------------------
                                                                                 912,385                      972,675
                                                                               ======================================

11.      DEFERRED TAXATION

         At 31 October 1994 and 31 October 1993 there was no liability in respect of deferred taxation.

12.      SHARE CAPITAL

                                                                                            1994 AND 1993
                                                                                            POUND STERLING
        Authorised, allotted, called up and fully paid

        30,000 ordinary shares of pound sterling 1 each                                                30,000
                                                                                                       ======

13.     RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS


                                                                                   1994                          1993
                                                                         POUND STERLING                POUND STERLING
        Profit for the financial year                                           332,982                       231,807
        Shareholders' funds at 1 November 1993                                1,408,829                     1,177,022
                                                                              ---------                     ---------
        Shareholders' funds at 31 October 1994                                1,741,811                     1,408,829
                                                                              =========                     =========

14.      NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                                                   1994                          1993
                                                                         POUND STERLING                POUND STERLING
         Operating profit                                                       697,092                       633,296
         Depreciation                                                            47,852                        47,691
         Loss on sale of tangible fixed assets                                    6,830                         6,551
         Decrease/(increase) in stocks                                          294,141                      (227,551)
         Increase in debtors                                                   (554,602)                     (255,099)
         Increase/(decrease) in creditors                                        21,843                      (195,475)
                                                                              ---------                     ---------
         Net cash inflow from operating activities                              513,156                         9,413
                                                                              =========                     =========

CARATTI SPORT LIMITED

NOTES TO THE FINANCIAL STATEMENTS                                  Continued

FOR THE YEAR ENDED 31 OCTOBER 1994

- --------------------------------------------------------------------------------

15.      ANALYSIS OF CHANGES IN FINANCING


                                                                                                     LOANS AND AMOUNTS
                                                                                                     DUE UNDER FINANCE
                                                                      SHARE CAPITAL                             LEASES
                                                              1994             1993            1994               1993
                                                    POUND STERLING   POUND STERLING  POUND STERLING     POUND STERLING
        Balance at 1 November 1993                          30,000           30,000        1,643,754          1,516,201
        Net cash (outflow)/inflow
        from financing                                           -                -         (119,656)            84,117
        Inception of finance leases                              -                -           22,708             43,436
                                                            -----------------------------------------------------------
        At 31 October 1994                                  30,000           30,000        1,546,806          1,643,754
                                                            ===========================================================

16.      ANALYSIS OF CASH AND CASH EQUIVALENTS

         Cash and cash equivalents comprise:

                                                                                           CHANGE IN          CHANGE IN
                                           1994               1993             1992             1994               1993
                                 POUND STERLING     POUND STERLING   POUND STERLING   POUND STERLING     POUND STERLING
        Bank overdraft                  629,041            633,919          368,359            4,878           (265,560)
                                        ===============================================================================

17.      CAPITAL COMMITMENTS

         The company had no capital commitments at 31 October 1994 or at 31 October 1993.

18.      CONTINGENT LIABILITIES

         There were no contingent liabilities at 31 October 1994 or 31 October 1993 except in respect of foreign exchange and trade financing contracts.

19.      LEASING COMMITMENTS

         Operating lease payments amounting to pound sterling 123,000 (1993: pound sterling 123,000) are due within one year. The leases to which these amounts relate expire as follows:

                                                                                     1994                                 1993
                                                               LAND AND                             LAND AND
                                                              BUILDINGS             OTHER          BUILDINGS             OTHER
                                                         POUND STERLING    POUND STERLING     POUND STERLING    POUND STERLING
         Between one and two years                               19,000            22,000                  -            22,000
         Between two and five years                              30,000                 -             19,000                 -
         In five years or more                                   52,000                               82,000                 -
                                                                --------------------------------------------------------------
                                                                101,000            22,000            101,000            22,000
                                                                ==============================================================

20.      TRANSACTIONS WITH DIRECTORS

         The company trades with Comar Italia SRL, an Italian company in which Mr P B A Edwards has a material interest. During the year the company made sales to Comar SRL of pound sterling 480,000 (1993: pound sterling 540,000) and made purchases from that company of pound sterling 81,000 (1993: pound sterling 140,000).

CARATTI SPORT LIMITED

FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 OCTOBER 1995

- --------------------------------------------------------------------------------

INDEX                                                                                               PAGE
Report of the directors                                                                            1 - 2

Report of the auditors                                                                                 3

Accounting policies                                                                                4 - 5

Profit and loss account                                                                                6

Balance sheet                                                                                          7

Cash flow statement                                                                                    8

Notes to the financial statements                                                                 9 - 14

CARATTI SPORT LIMITED

REPORT OF THE DIRECTORS

- --------------------------------------------------------------------------------

The directors present their report together with financial statements for the year ended 31 October 1995.

PRINCIPAL ACTIVITIES

The company is principally engaged in the wholesale and retail of bicycles, accessories and parts.

BUSINESS REVIEW

The company has traded successfully during the year and the directors expect this to continue. The directors consider the year end position to be satisfactory.

There was a profit for the year after taxation amounting to pound sterling 674,512. The directors do not recommend payment of a dividend and the profit has therefore been retained.

DIRECTORS

The directors in office at the end of the year are listed below. Both directors served throughout the year.

The interests of the directors in the shares of the company at 1 November 1994 and at 31 October 1995 were as follows:

                                                                                       ORDINARY SHARES
                                                                                        1995 AND 1994
M B A Edwards                                                                               15,000
P B A Edwards                                                                               15,000

DIRECTORS' RESPONSIBILITIES FOR THE FINANCIAL STATEMENTS

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

   -     select suitable accounting policies and then apply them consistently;

   -     make judgements and estimates that are reasonable and prudent;

   - state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

   - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records, for safeguarding the assets of the company and for taking reasonable steps for the prevention and detection of fraud and other irregularities.

CARATTI SPORT LIMITED

REPORT OF THE DIRECTORS                                            Continued

- --------------------------------------------------------------------------------


AUDITORS

Grant Thornton offer themselves for reappointment as auditors in accordance with section 385 of the Companies Act 1985.


ON BEHALF OF THE BOARD


/s/  M B A EDWARDS
- ----------------------------------
M B A Edwards
Director

17 May 1996

                                                          Grant Thornton [LOGO]

REPORT OF THE AUDITORS TO THE MEMBERS OF

CARATTI SPORT LIMITED

We have audited the financial statements on pages 4 to 14 which have been prepared under the accounting policies set out on pages 4 and 5.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 1 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, of those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 October 1995 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


/s/  GRANT THORNTON
- -------------------------------
GRANT THORNTON
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS
BRISTOL

17 May 1996

CARATTI SPORT LIMITED

PRINCIPAL ACCOUNTING POLICIES

- --------------------------------------------------------------------------------

The financial statements have been prepared in accordance with applicable accounting standards and under the historical cost convention.

The principal accounting policies of the company have remained unchanged from the previous year and are set out below.

TURNOVER

Turnover is the total amount receivable by the company for goods supplied and services provided, excluding VAT and trade discounts.

DEPRECIATION

Depreciation is calculated to write down the cost less the estimated residual value of motor vehicles, fixtures, fittings and equipment by the reducing balance method. Depreciation is calculated to write down the cost less estimated residual value of computer equipment and leasehold improvements over their expected useful lives by equal annual instalments.

The rates and periods generally applicable are:

Motor vehicles                                                 25 %
Fixtures, fittings and equipment                               25 %
Computer equipment                                             4 years
Leasehold improvements                                         Various

STOCKS

Stocks are stated at the lower of cost and net realisable value.

DEFERRED TAXATION

Deferred taxation is provided for under the liability method using the tax rates estimated to arise when the timing differences reverse and is accounted for to the extent that it is probable that a liability or asset will crystallise. Unprovided deferred tax is disclosed as a contingent liability.

FOREIGN CURRENCIES

Transactions in foreign currencies are translated at the exchange rate ruling at the date of the transaction. Monetary assets and liabilities in foreign currencies are translated at the rates of exchange ruling at the balance sheet date.

CARATTI SPORT LIMITED

PRINCIPAL ACCOUNTING POLICIES                                       Continued

- --------------------------------------------------------------------------------

LEASED ASSETS

Assets held under finance leases and hire purchase contracts are capitalised in the balance sheet and depreciated over their expected useful lives. The interest element of the leasing payments represents a constant proportion of the capital balance outstanding and is charged to the profit and loss account over the period of the lease.

All other leases are regarded as operating leases and the payments made under them are charged to the profit and loss account on a straight-line basis over the lease term.

CONTRIBUTIONS TO PENSION FUNDS

The pension costs charged against profits represent the amount of the contributions payable to the schemes in respect of the accounting period.

CARATTI SPORT LIMITED

PROFIT AND LOSS ACCOUNT

FOR THE YEAR ENDED 31 OCTOBER 1995

- --------------------------------------------------------------------------------

                                                              Note                              1995               1994
                                                                                      POUND STERLING     POUND STERLING
Turnover                                                         1                        12,492,601         10,664,637
Cost of sales                                                                             (8,729,830)        (7,952,751)
                                                                                          ----------         ----------
Gross profit                                                                               3,762,771          2,711,886
Administrative expenses                                                                   (2,459,732)        (2,014,794)
                                                                                          ----------         ----------

Operating profit                                                14                         1,303,039             697,92

Net interest                                                     2                          (332,739)          (221,000)
                                                                                          ----------         ----------
PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION                                                  1                           970,300            476,092

Tax on profit on ordinary
activities                                                       4                          (295,788)          (143,110)
                                                                                          ----------         ----------

PROFIT TRANSFERRED TO RESERVES                                                               674,512            332,982
                                                                                          ==========         ==========

STATEMENT OF RETAINED PROFITS

At 1 November 1994                                                                         1,711,811          1,378,829
Transferred to reserves                                                                      674,512            332,982
                                                                                          ----------         ----------

At 31 October 1995                                                                         2,386,323          1,711,811
                                                                                          ==========         ==========


There were no recognised gains or losses other than the profit for the financial year.





The accompanying accounting policies and notes form an integral part of these financial statements.

CARATTI SPORT LIMITED

BALANCE SHEET AT 31 OCTOBER 1995

- --------------------------------------------------------------------------------

                                                Note                                      1995                  1994
                                                             POUND STERLING     POUND STERLING        POUND STERLING
FIXED ASSETS

Tangible assets                                   5                                    165,255               131,725
                                                                                                          ----------

Current assets

Stocks                                            6               3,827,264                                2,605,781
Debtors                                           7               4,342,420                                3,034,342
                                                                 ----------                               ----------

                                                                  8,169,684                                5,640,123

CREDITORS: AMOUNTS FALLING DUE
WITHIN ONE YEAR                                   8              (5,548,810)                              (3,761,804)
                                                                 ----------                               ----------
NET CURRENT ASSETS                                                                   2,620,874             1,878,319
                                                                                     ---------            ----------

TOTAL ASSETS LESS CURRENT LIABILITIES                                                2,786,129             2,010,044

CREDITORS: AMOUNTS FALLING DUE
AFTER MORE THAN ONE YEAR                          9                                   (369,806)             (268,233)
                                                                                     ---------            ----------

                                                                                     2,416,323             1,741,811
                                                                                     =========            ==========

CAPITAL AND RESERVES

Called up share capital                          12                                     30,000                30,000
Profit and loss account                                                              2,386,323             1,711,811
                                                                                     ---------            ----------

SHAREHOLDERS' FUNDS                              13                                  2,416,323             1,741,811
                                                                                     =========            ==========




The financial statements were approved by the Board of Directors on 17 May
1996.


M B A Edwards                                                    DIRECTOR

[SIG]

The accompanying accounting policies and notes form an integral part of these financial statements.

CARATTI SPORT LIMITED

CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 OCTOBER 1995

- --------------------------------------------------------------------------------

                                                              Note                              1995               1994
                                                                                      POUND STERLING     POUND STERLING
NET CASH (OUTFLOW)/INFLOW FROM OPERATING
ACTIVITIES                                                      14                          (961,176)           513,156
                                                                                                               --------

RETURNS AN INVESTMENTS AND
SERVICING OF FINANCE

Interest paid                                                                (328,881)                         (217,410)
Finance lease interest paid                                                    (3,858)                           (3,590)
                                                                             --------                          --------
NET CASH OUTFLOW FROM RETURNS ON
INVESTMENTS AND SERVICING OF FINANCE                                                        (332,739)          (221,000)
                                                                                          ----------           --------
                                                                                          (1,293,915)           292,156
TAXATION

UK corporation tax paid                                                                     (141,191)          (144,000)
                                                                                          ----------           --------
                                                                                          (1,435,106)           148,156
                                                                                                               --------
INVESTING ACTIVITIES

Purchase of tangible fixed assets                                             (33,077)                          (32,546)
Sale of tangible fixed assets                                                  18,039                             8,924
                                                                             --------                          --------

NET CASH OUTFLOW FROM INVESTING
ACTIVITIES                                                                                   (15,038)           (23,622)
                                                                                          ----------           --------

NET CASH (OUTFLOW)/INFLOW BEFORE FINANCING                                                (1,450,144)           124,534
                                                                                                               --------

FINANCING

Movement on invoice discounting                                               409,844                           (24,818)
Receipts from borrowing                                                       129,454
Repayment of borrowings                                                             -                           (43,718)
Capital element of finance lease rentals                                      (41,328)                          (51,120)
                                                                             --------                          --------

NET CASH INFLOW/(OUTFLOW) FROM FINANCING                       15                            497,970           (119,656)
                                                                                          ----------           --------

(DECREASE)/INCREASE IN CASH AND CASH
EQUIVALENTS                                                    16                           (952,174)             4,878
                                                                                          ==========           ========




The accompanying accounting policies and notes form an integral part of these financial statements.

CARATTI SPORT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 OCTOBER 1995

- --------------------------------------------------------------------------------

1.       TURNOVER AND PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

         The turnover and profit before taxation are attributable to the wholesale and retail of bicycles, accessories and parts.

         An analysis of turnover by geographical market is given below:

                                                                                                1995               1994
                                                                                      POUND STERLING     POUND STERLING
        United Kingdom                                                                    12,141,458         10,148,176
        Other EC countries                                                                   351,143            516,461
                                                                                          ----------         ----------
                                                                                          12,492,601         10,664,637
                                                                                          ==========         ==========

        The profit on ordinary activities is stated after:

                                                                                                1995               1994
                                                                                      POUND STERLING     POUND STERLING
        Auditors' remuneration                                                                 6,000              5,500

        Depreciation of tangible fixed assets:
        Owned                                                                                 29,866             14,737
        Held under finance leases and hire
        purchase contracts                                                                    13,083             33,115
        Hire of plant and equipment                                                           24,400                  -

        Other operating lease rentals                                                        101,330            100,850

        Exchange (gains)/losses                                                             (102,201)            51,284
                                                                                            ========            =======


2.       NET INTEREST

                                                                                               1995              1994
                                                                                     POUND STERLING    POUND STERLING
       On bank loans, overdrafts and other loans:

       Repayable within 5 years, otherwise
       than by instalments                                                                  290,243           201,045
       Repayable wholly or partly in more than 5 years                                       38,638            16,365
       Finance charges in respect of finance leases                                           3,858             3,590
                                                                                            -------           -------
                                                                                            332,739           221,000
                                                                                            =======           =======


CARATTI SPORT LIMITED

NOTES TO THE FINANCIAL STATEMENTS                                  Continued

FOR THE YEAR ENDED 31 OCTOBER 1995

- --------------------------------------------------------------------------------

3.       DIRECTORS AND EMPLOYEES

         Staff costs during the year were as follows:

                                                                                                1995               1994
                                                                                      POUND STERLING     POUND STERLING
        Wages and salaries                                                                   994,469            838,132
        Social security costs                                                                 70,541             61,516
        Other pension costs                                                                  174,707             99,471
                                                                                           ---------            -------
                                                                                           1,239,717            999,119
                                                                                           =========            =======


       The average number of employees of the company during the year was 62 (1994: 55).

       Remuneration in respect of directors was as follows:

                                                                                                1995               1994
                                                                                      POUND STERLING     POUND STERLING
        Management remuneration                                                              418,405            305,105
                                                                                             =======            =======

        The emoluments of the directors, excluding pension contributions, were as follows:

                                                                                                1995               1994
                                                                                      POUND STERLING     POUND STERLING
        The Chairman and highest paid director                                               136,085            116,750
                                                                                             =======            =======

        The emoluments of the directors, excluding pension contributions, fell within the following ranges:

                                                                                                1995             1994
                                                                                              NUMBER           NUMBER
        pound sterling 110,001 to pound sterling 115,000                                           -                1
        pound sterling 115,001 to pound sterling 120,000                                           -                1
        pound sterling 130,001 to pound sterling 135,000                                           1                -
        pound sterling 135,001 to pound sterling 140,000                                           1                -
                                                                                                ====             ====

4.       TAX AN PROFIT ON ORDINARY ACTIVITIES

         The tax charge is based on the profit for the year and represents:

                                                                                                1995               1994
                                                                                      POUND STERLING     POUND STERLING
        Corporation tax @ 33% (1994: 33%)                                                     295,788          143,110
                                                                                              =======          =======


CARATTI SPORT LIMITED

NOTES TO THE FINANCIAL STATEMENTS                                  Continued

FOR THE YEAR ENDED 31 OCTOBER 1995

- --------------------------------------------------------------------------------

5.       TANGIBLE FIXED ASSETS

                                              SHORT
                                          LEASEHOLD         FIXTURES
                                           IMPROVE-       FITTINGS &          MOTOR        COMPUTER
                                              MENTS        EQUIPMENT       VEHICLES       EQUIPMENT          TOTAL
                                     POUND STERLING   POUND STERLING POUND STERLING  POUND STERLING POUND STERLING
        Cost
        At 1 November 1994                  127,835          117,198        149,261          58,298        452,592
        Additions                                 -           19,205         69,100           7,462         95,767
        Disposals                                 -           (7,925)       (49,321)         (3,111)       (60,357)
                                          ------------------------------------------------------------------------
        At 31 October 1995                  127,835          128,478        169,040          62,649        488,002
                                          ------------------------------------------------------------------------
        Depreciation
        At 1 November 1994                  127,835           88,107         54,808          50,117        320,867
        Provided in the year                      -           11,703         28,523           2,723         42,949
        Disposals                                 -           (6,324)       (31,634)         (3,111)       (41,069)
                                          ------------------------------------------------------------------------
        At 31 October 1995                  127,835           93,486         51,697          49,729        322,747
                                          ------------------------------------------------------------------------
        Net book amount at
        31 October 1995                           -           34,992        117,343          12,920        165,255
                                          ========================================================================
        Net book amount at
        31 October 1994                           -           29,091         94,453           8,181        131,725
                                          ========================================================================

       The figures stated above include assets held under finance leases and similar hire purchase contracts, as follows:

                                                                           Fixtures
                                                                         fittings &                          Motor
                                                                          equipment                       vehicles
                                                                     pound sterling                 pound sterling
        Net book amount at
        31 October 1995                                                           -                         76,336
                                                                              =====                         ======
        Net book amount at
        31 October 1994                                                       4,177                         76,667
                                                                              =====                         ======


6.       STOCKS

                                                                               1995                           1994
                                                                     POUND STERLING                 POUND STERLING
        Goods for resale                                                  3,827,264                      2,605,781
                                                                          =========                      =========

There were no significant differences between the replacement cost and the values disclosed for stock.

CARATTI SPORT LIMITED

NOTES TO THE FINANCIAL STATEMENTS                                  Continued

FOR THE YEAR ENDED 31 OCTOBER 1995

- --------------------------------------------------------------------------------

7.       DEBTORS


                                                                                                1995              1994
                                                                                      POUND STERLING    POUND STERLING
        Trade debtors                                                                      3,387,919          1,948,111
        Amounts owed by related undertaking                                                  331,090            395,609
        Other debtors                                                                        609,911            663,532
        Prepayments and accrued income                                                        13,500             27,090
                                                                                           ---------          ---------
                                                                                           4,342,420          3,034,342
                                                                                           ========           =========

8.      CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                                                1995               1994
                                                                                      POUND STERLING     POUND STERLING
        Bank overdraft                                                                     1,581,215            629,041
        Trade creditors                                                                    1,455,664          1,158,251
        Corporation tax                                                                      295,788            141,191
        Social security and other taxes                                                      271,430            346,883
        Amounts received from invoice discounting                                          1,609,800          1,199,956
        Accruals and deferred income                                                         140,427            102,662
        Directors' loans                                                                      92,960             63,506
        Other creditors                                                                       66,626            105,203
        Amounts due under finance leases                                                      34,900             15,111
                                                                                           ---------          ---------

                                                                                           5,548,810          3,761,804
                                                                                           =========          =========

        The bank overdraft is secured by a fixed and floating charge over all the assets of the company. Amounts received from the invoice discounting company are secured over trade debtors.

9.      CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                                                1995               1994
                                                                                      POUND STERLING     POUND STERLING
        Pension fund loans                                                                   354,000            254,000
        Amounts due under finance leases                                                      15,806             14,233
                                                                                           ---------          ---------

                                                                                             369,806            268,233
                                                                                           =========          =========

        The pension fund loans are secured by a floating charge over the assets of the company and interest is charged at 3% above bank base rate per annum.

CARATTI SPORT LIMITED

NOTES TO THE FINANCIAL STATEMENTS                                  Continued

FOR THE YEAR ENDED 31 OCTOBER 1995

- --------------------------------------------------------------------------------

10.     BORROWINGS

        Borrowings are repayable as follows:

                                                                                                1995               1994
                                                                                      POUND STERLING     POUND STERLING
        Within one year
        Bank overdrafts                                                                    1,581,215            629,041
        Amounts due under finance leases                                                      34,900             15,111
        After one and within two years
        Amounts due under finance leases                                                      15,806             14,233

        After two and within five years
        Other loans                                                                          200,000            100,000
        After five years
        Other loans                                                                          154,000            154,000
                                                                                           ---------          ---------

                                                                                           1,985,921            912,385
                                                                                           =========          =========

11.     DEFERRED TAXATION

        At 31 October 1995 and 31 October 1994 there was no material liability in respect of deferred taxation.

12.     SHARE CAPITAL

                                                                                                          1995 and 1994
                                                                                                         POUND STERLING
        Authorised, allotted, called up and fully paid
        30,000 ordinary shares of pound sterling 1 each                                                          30,000
                                                                                                              =========

13.     RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS


                                                                                                1995               1994
                                                                                      POUND STERLING     POUND STERLING
        Profit for the financial year                                                        674,512            332,982
        Shareholders' funds at 1 November 1994                                             1,741,811          1,408,829
                                                                                           ---------          ---------

        Shareholders' funds at 31 October 1995                                             2,416,323          1,741,811
                                                                                           =========          =========

14.     NET CASH (OUTFLOW)/INFLOW FROM OPERATING ACTIVITIES

                                                                                                1995               1994
                                                                                      POUND STERLING     POUND STERLING
        Operating profit                                                                   1,303,039            697,092
        Depreciation                                                                          42,949             47,852
        Loss on sale of tangible fixed assets                                                  1,249              6,830
        (Increase)/decrease in stocks                                                     (1,221,483)           294,141
        Increase in debtors                                                               (1,308,078)          (554,602)
        Increase in creditors                                                                221,148             21,843
                                                                                          ----------          ---------

        Net cash (outflow)/inflow from operating activities                                 (961,176)           513,156
                                                                                          ==========          =========

CARATTI SPORT LIMITED

NOTES TO THE FINANCIAL STATEMENTS                               Continued

FOR THE YEAR ENDED 31 OCTOBER 1995

- --------------------------------------------------------------------------------

15.     ANALYSIS OF CHANGES IN FINANCING


                                                                                                     LOANS AND AMOUNTS
                                                                                                     DUE UNDER FINANCE
                                                                      SHARE CAPITAL                             LEASES
                                                              1995             1994            1995               1994
                                                    POUND STERLING   POUND STERLING  POUND STERLING     POUND STERLING
        At 1 November 1994                                  30,000           30,000          1,546,806        1,643,754
        Net cash inflow/(outflow)
        from financing                                           -                -            497,970         (119,656)
        Inception of finance leases                              -                -             62,690           22,708
                                                    -------------------------------------------------------------------
        At 31 October 1995                                  30,000           30,000          2,107,466        1,546,806
                                                    ===================================================================

16.     ANALYSIS OF CASH AND CASH EQUIVALENTS

        Cash and cash equivalents comprise:

                                                                                          CHANGE IN    CHANGE IN
                                             1995             1994            1993             1995         1994
                                   POUND STERLING   POUND STERLING  POUND STERLING   POUND STERLING
        Bank overdraft                  1,581,215          629,041         633,919        (952,174)        4,878
                                   =============================================================================


17.     CAPITAL COMMITMENTS

        The company had no capital commitments at 31 October 1995 or at 31 October 1994.

18.     CONTINGENT LIABILITIES

        There were no contingent liabilities at 31 October 1995 or 31 October 1994 except in respect of foreign exchange and trade financing contracts.

19.     LEASING COMMITMENTS

        Operating lease payments amounting to pound sterling 119,900 (1994 : pound sterling 123,000) are due within one year. The leases to which these amounts relate expire as follows :

                                                                              1995                          1994
                                                          LAND AND                       LAND AND
                                                         BUILDINGS           OTHER      BUILDINGS          OTHER
                                                    POUND STERLING  POUND STERLING POUND STERLING POUND STERLING
        Between one and two years                           19,000          16,500         19,000         22,000
        Between two and five years                          30,000           2,400         30,000              -
        In five years or more                               52,000               -         52,000              -
                                                    ------------------------------------------------------------

                                                           101,000          18,900        101,000         22,000
                                                    ============================================================

20.      TRANSACTIONS WITH DIRECTORS

         The company trades with Comar Italia SRL, an Italian company in which Mr P B A Edwards has a material interest. During the year the company made sales to Comar Italia SRL of pound sterling 350,000 (1994: pound sterling 480,000) and made purchases from that company of pound sterling 66,000 (1994: pound sterling 81,000).

CARATTI SPORT LIMITED

PROFIT AND LOSS ACCOUNT

FOR THE SIX MONTHS ENDED 30 APRIL 1996 (UNAUDITED)
- --------------------------------------------------------------------------------


                                              (in pounds sterling)

Turnover                                            5,782,348
Cost of Sales                                      (4,110,819)
                                                   ----------
Gross profit                                        1,671,529
Administrative expenses                            (1,199,906)
                                                   ----------

Operating profit                                      471,623

Net interest                                         (180,520)
                                                   ----------

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION         291,103

Tax on profit on ordinary activities                 (101,886)
                                                   ----------

PROFIT TRANSFERRED TO RESERVES                        189,217
                                                   ==========

STATEMENT OF RETAINED PROFITS

At 1 November 1995                                  2,386,323
Transferred to reserves                               189,217
                                                   ----------

At 30 April 1996                                    2,575,540
                                                   ==========




See accompanying notes to interim unaudited financial statements.

CARATTI SPORT LIMITED

BALANCE SHEET AT 30 APRIL 1996

(UNAUDITED)
- -------------------------------------------------------------------------------

                                                                        (in pounds sterling)
FIXED ASSETS

Tangible assets                                                               219,853

CURRENT ASSETS

Stocks                                                       5,287,401
Debtors                                                      4,216,149
                                                            ----------
                                                             9,503,550

CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR              (6,634,920)
                                                            ----------
NET CURRENT ASSETS                                                          2,868,630
                                                                            ---------
TOTAL ASSETS LESS CURRENT LIABILITIES                                       3,088,483

CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR                      (482,943)
                                                                            ---------
                                                                            2,605,540
                                                                            =========


CAPITAL AND RESERVES

Called up share capital                                                        30,000
Profit and loss account                                                     2,575,540
                                                                            ---------
SHAREHOLDERS' FUNDS                                                         2,605,540
                                                                            =========




See accompanying notes to interim unaudited financial statements.

CARATTI SPORT LIMITED

CASH FLOW STATEMENT

FOR THE SIX MONTHS ENDED 30 APRIL 1996 (UNAUDITED)
- -------------------------------------------------------------------------------

                                                                                          (in pounds sterling)
NET CASH (OUTFLOW)/INFLOW FROM OPERATING ACTIVITIES                                               (58,671)


RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
   Interest paid                                                                (178,401)
   Finance lease interest paid                                                    (2,119)
                                                                                --------
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS AND
   SERVICING OF FINANCE                                                                          (180,520)


INVESTING ACTIVITIES
   Purchase of tangible fixed assets                                             (85,922)
   Sale of tangible fixed assets                                                  13,111
                                                                                --------

NET CASH OUTFLOW FROM INVESTING ACTIVITIES                                                        (72,811)
                                                                                                 --------

NET CASH OUTFLOW BEFORE FINANCING                                                                (312,002)


FINANCING
   Movement on invoice discounting                                               447,739
   Receipts from borrowing                                                        33,529
                                                                                --------
NET CASH INFLOW FROM FINANCING                                                                    481,268
                                                                                                 --------

INCREASE IN CASH AND CASH EQUIVALENTS                                                             169,266
                                                                                                 ========




See accompanying notes to interim unaudited financial statements.

        CARATTI SPORT LIMITED

        NOTES TO INTERIM UNAUDITED FINANCIAL STATEMENTS

        FOR THE SIX MONTHS ENDED 30 APRIL 1996
        -----------------------------------------------------------------------


        1) The interim unaudited financial statements have been prepared in accordance with applicable accounting standards and include all adjustments which are, in the opinion of management, necessary for a fair presentation of the results for the interim period presented. All such adjustments are, in the opinion of management, of a normal recurring nature. Results for the six months ended April 30, 1996 are not necessarily indicative of results to be expected for a full year.

                UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA


The following unaudited pro forma consolidated financial data of GT Bicycles, Inc. (the "Company") presents the Pro Forma Consolidated Balance Sheet at June 30, 1996, giving effect to the acquisition of Caratti Sport Limited ("Caratti") as if the acquisition was consummated on that date. Also presented are Pro Forma Consolidated Statements of Operations for the twelve months ended December 31, 1995 and for the six months ended June 30, 1996, after giving effect to the acquisition as if it was consummated on January 1, 1995. The pro forma data is based on the historical financial statements of the Company and Caratti giving effect to the transaction under the assumptions and adjustments outlined in the accompanying Notes to Unaudited Pro Forma Consolidated Financial Data.

The unaudited pro forma data is provided for comparative purposes only. It does not purport to be indicative of the results that actually would have occurred if the acquisition had been consummated on the date indicated or which may be obtained in the future. The pro forma consolidated financial data should be read in connection with the notes thereto contained elsewhere herein, the audited financial statements of Caratti with the notes thereto contained elsewhere herein and the audited consolidated financial statements of the Company and the related notes thereto incorporated herein by reference.

                               GT BICYCLES, INC.
                      PRO FORM CONSOLIDATED BALANCE SHEET

                                 JUNE 30, 1996

                                  (Unaudited)
                                 (in thousands)

                                                          GT Bicycles,  Caratti Sport
                                                              Inc.         Limited     Adjustments    Pro Forma
                                                          ------------     -------     -----------    ---------
ASSETS

Current assets:
   Trade accounts receivable, net                           $ 36,829       $ 6,397       $  (954)(2)  $ 42,272
   Inventories                                                45,433         9,793            --        55,226
   Income taxes receivable                                        --            --            --            --
   Deferred income taxes                                       1,558            --            --         1,558
   Prepaid expenses and other assets                           1,495           235            --         1,730
                                                            --------       -------       -------      --------
     Total current assets                                     85,315        16,425          (954)      100,786
Property, plant and equipment, net                             3,696           433            --         4,129
Goodwill, net                                                  9,221            --        10,376 (1)    19,597
Covenants not to compete, net                                    520            --            --           520
Other assets                                                   1,611            --            --         1,611
                                                            --------       -------       -------      --------
                                                            $100,363       $16,858       $ 9,422      $126,643
                                                            ========       =======       =======      ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Bank overdraft                                                $--       $ 1,879           $--      $  1,879
   Short term debt - invoice discounting                          --         3,302            --         3,302
   Current portion of long term debt                              --            --         2,625 (3)     2,625
   Current portion of capital lease obligations                  183            73            --           256
   Accounts payable                                            8,239         6,386          (954)(2)    13,671
   Accrued liabilities                                         3,719         1,003        (1,016)(4)     3,706
   Income taxes payable                                          392           419            --           811
                                                            --------       -------       -------      --------
     Total current liabilities                                12,533        13,062           655        26,250
   Long-term debt, net of current portion                     36,122            --        11,437 (3)
                                                                                           1,016 (4)    48,575
   Capital lease obligations, net of current portion             566           110            --           676
                                                            --------       -------       -------      --------
     Total liabilities                                        49,221        13,172        13,108        75,501

Stockholders' equity                                          51,142         3,686        (3,686)       51,142
                                                            --------       -------       -------      --------
                                                            $100,363       $16,858       $ 9,422      $126,643
                                                            ========       =======       =======      ========


See accompanying notes to unaudited pro forma consolidated financial data.

                               GT BICYCLES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                  (Unaudited)
                     (in thousands, except per share data)


                                         GT Bicycles,    Caratti Sport
                                            Inc.            Limited
                                          12 months        12 months
                                            ended            ended
                                           12/31/95        10/31/95       Adjustments      Pro Forma
                                         ------------    -------------    -----------      ----------
Net sales                                  $168,933         $19,762       $(4,611) (6)     $184,084
Cost of sales                               124,524          13,810        (3,458) (6)      134,876
                                           --------         -------       -------          --------
   Gross profit                              44,409           5,952        (1,153)           49,208

Selling, general and administrative exp      28,429           3,891          (552) (8)       31,768
Amortization of intangibles and deferred
 financing costs                              3,313              --           415  (5)        3,728
Nonrecurring charge                           4,707              --            --             4,707
                                           --------         -------       -------          --------
Operating income                              7,960           2,061        (1,016)            9,005

Interest expense                              6,070             526           952  (7)        7,548
                                           --------         -------       -------          --------
Income before taxes and extraordinary i       1,890           1,535        (1,968)            1,457

Income tax expense                            1,028             468          (787) (9)          709
                                           --------         -------       -------          --------
Income before extraordinary item                862           1,067        (1,181)              748

Extraordinary loss from early extinguishment
 of debt, net of taxes                       (1,146)             --            --            (1,146)
                                           --------         -------       -------          --------
Net income (loss)                          $   (284)        $ 1,067       $(1,181)         $   (398)
                                           ========         =======       =======          ========

Net income per share before
 extraordinary item                        $   0.12                                           $0.11

Net loss - extraordinary item                 (0.16)                                          (0.16)
                                           --------                                        --------
Net loss per share                         $  (0.04)                                       $  (0.05)
                                           ========                                        ========
Weighted average common and
 common equivalent shares                     7,376                                           7,376
                                           ========                                        ========


See accompanying notes to unaudited pro forma consolidated financial data.

                               GT BICYCLES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 1996

                                  (Unaudited)
                     (in thousands, except per share data)



                                         GT Bicycles,   Caratti Sport
                                             Inc.          Limited
                                           6 months       6 months
                                            ended          ended
                                           06/30/96       04/30/96      Adjustments      Pro Forma
                                         ------------   -------------   -----------      ---------
Net sales                                   $92,964        $8,877       $(4,223) (6)      $97,618
Cost of sales                                67,231         6,311        (3,167) (6)       70,375
                                            -------        ------       -------           -------
   Gross profit                              25,733         2,566        (1,056)           27,243

Selling, general and administrative exp      16,636         1,842          (281) (8)       18,197
Amortization of intangibles                     271            --           208  (5)          479
                                            -------        ------       -------           -------
Operating income                              8,826           724          (983)            8,567

Interest expense                              1,467           277           377  (7)        2,121
                                            -------        ------       -------           -------
Income before taxes                           7,359           447        (1,360)            6,446

Income tax expense                            2,944           156          (544) (9)        2,556
                                            -------        ------       -------           -------
Net income                                  $ 4,415        $  291       $  (816)          $ 3,890
                                            =======        ======       =======           =======

Net income per common and common
 equivalent share                           $  0.45                                       $  0.39
                                            =======                                       =======
Weighted average common and
 common equivalent shares                     9,910                                         9,910
                                            =======                                       =======


See accompanying notes to unaudited pro forma consolidated financial data.

                               GT BICYCLES, INC.

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA





On July 3, 1996, GT Bicycles, Inc. (the "Company") purchased all share capital of Caratti Sport Limited ("Caratti"), pursuant to an Agreement for the sale and purchase of the whole of the issued share capital of Caratti Sport Limited and in consideration of (pound sterling) 8,300,000 (approximately U.S.$12,968,750). In addition, the Company agreed to pay a contingent amount of up to an additional aggregate amount of (pound sterling) 700,000 (approximately U.S.$1,093,750) based on Caratti's future operating results. Caratti is involved in the business of distributing wholesale and retail bicycles, parts and accessories. Prior to this acquisition, Caratti was a customer of the Company. The purchase price was determined pursuant to arms-length negotiations between the parties. The purchase of Caratti by the Company was funded through a $14,062,500 overadvance credit added to the Company's existing line of credit. On August 14, 1996, $14,000,000 of the overadvance credit was rolled over into a four year term loan with the Company's primary lender. The term loan is due in equal quarterly installments over four years beginning December 31, 1996 with various interest rates. The Company intends to continue substantially the same use of the assets acquired from Caratti.

The pro forma consolidated statements of operations for the twelve months ended December 31, 1995 and for the six months ended June 30, 1996 were prepared on the basis of using Caratti's financial statements for the twelve month period ended October 31, 1995 and for the six month period ended April 30, 1996, respectively. The translation of Caratti's financial statements was done using the month end exchange rate for the balance sheet and an average for the period for the profit and loss statements.

The pro forma consolidated financial data may not include all potential fair value adjustments and opening balance sheet accruals which will be identified within the twelve months succeeding the acquisition.

The pro forma consolidated balance sheet has been adjusted to reflect the above transaction as follows:

    (1) The purchase price paid in excess of the acquired assets net book value was allocated to acquired intangibles (goodwill) and will be amortized on a straight-line basis over 25 years.

    (2) Receivables and payables between the Company and Caratti have been eliminated to reflect the elimination of intercompany accounts.

    (3) The debt obtained to purchase Caratti has been recorded to reflect the financing of the acquisition.

    (4) As agreed upon in the acquisition agreement, $1,015,625 was borrowed from the Company's primary lender by Caratti to payoff the existing pension fund and director loans.

The pro forma consolidated statements of operations have been adjusted to reflect the above transaction as follows:

    (5) The purchase price paid in excess of the acquired assets net book value was allocated to acquired intangibles (goodwill) and amortized on a straight-line basis over 25 years.

    (6) Sales and the related cost of sales (using an average estimated gross margin of 25%) between the Company and Caratti were eliminated to reflect the elimination of intercompany sales.

    (7) Interest expense on the debt used to finance the acquisition was recorded using an estimated average interest rate of 7.5%.

                               GT BICYCLES, INC.

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA


    (8) Pension costs and director fees were eliminated/reduced as was agreed upon between the Company and Caratti.

    (9) The income tax effect of the pro forma adjustments was reflected utilizing a statutory tax rate of 40%.

                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  GT BICYCLES,  INC.


Date:  September 16, 1996         By:   /s/ Michael C. Haynes
                                        -------------------------------------
                                        Michael C. Haynes
                                        President and Chief Executive Officer
                                        (Principal Executive Officer and Duly
                                        Authorized Officer)